COMMITMENTS	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
COMMITMENTS

Note 7. COMMITMENTS

In October 2010 the Company entered into a one year lease for its corporate offices. The agreement required the Company to make minimum monthly lease payments plus its pro-rata share of operating expenses. The lease terminated in September 2011 and was not renewed.

The Company does not currently lease space for its corporate offices.

Rent expense for the year ended December 31, 2011 was $9,290.

In July 2010, the Company entered into a consulting agreement with an unrelated third party. The agreement terminates in July 2012 and requires payment in the form of the Company's common stock. In that regard the agreement calls for compensation equal to 9.99% of the then outstanding number of common shares and to maintain that percentage throughout the term of the agreement. (See Note 3)